SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 24, 1997
                                                     ---------------------------


                    Sunrise Technologies International, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                          1-10428                       77-0148208
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(State of or other                  (Commission                   (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                    Number)


47265 Fremont Boulevard, Fremont, California                           94538
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(Address of principal executive offices)                            (Zip Code


Registrant's telephone number, including area code       (510) 623-9001
                                                  ------------------------------



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(Former name or former address, if changed since last report)

Item 5.  Other Events.

         On October 24, 1997, the Board of Directors of Sunrise Technologies International, Inc. (the "Company") adopted a stockholder rights plan which contemplates the issuance of common stock purchase rights to the Company's common stockholders of record as of October 24, 1997, as set forth in the Rights Agreement attached hereto as Exhibit 4.1. The Board of Directors also agreed to provide change of control and indemnification rights to each of the Company's executive officers, as set forth in the Change of Control Agreements and Indemnification Agreements attached hereto as Exhibits 10.1, 10.2 and 10.3

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                   4.1 Form of Rights Agreement, dated as of October 24, 1997, between Sunrise Technologies International, Inc. and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes as Exhibit A thereto the Form of Rights Certificate.

                  10.1 Form of Change of Control Agreement by and between Sunrise Technologies International, Inc. and its President and Chief Executive Officer.

                  10.2 Form of Change of Control Agreement by and between Sunrise Technologies International, Inc. and its
                           Executive Officers (other than the President and Chief Executive Officer).

                  10.3 Form of Indemnification Agreement by and between Sunrise Technologies International, Inc. and its Executive Officers.

                  99.1     Press Release of Registrant dated October 27, 1997.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                        (Registrant)



DATE:  October 27, 1997                 By:     /s/ Timothy A. Marcotte
                                                ------------------------

                                        Name:     Timothy A. Marcotte
                                        Title:    Vice President, Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


   Exhibit Number                Item

         4.1 Form of Rights Agreement, dated as of October 24, 1997, between Sunrise Technologies International , Inc. and ChaseMellon Shareholder Services, L.L.C. as Rights Agent, which includes as Exhibit A thereto the Form of Rights Certificate.

         10.1 Form of Change of Control Agreement by and between Sunrise Technologies International, Inc. and its President and Chief Executive Officer.

         10.2 Form of Change of Control Agreement by and between Sunrise Technologies International, Inc. and its Executive Officers (other than the President and Chief Executive Officer).

         10.3 Form of Indemnification Agreement by and between Sunrise Technologies International, Inc. and its Executive Officers.

         99.1     Press Release